                                                                   Exhibit 10.48

                             SUBROGATION AGREEMENT
                             ---------------------

          THIS SUBROGATION AGREEMENT (this "Agreement") is made effective as of
                                            ---------
the __ day of March, 1998, by and between Mellon Bank, N.A. ("Mellon") and Bank
                                                              ------
of America National Trust & Savings Association, individually ("Bank of
                                                                -------
America") and as agent ("Agent"), on behalf of all the lenders from time to time
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(the "Lenders") under that certain Credit Agreement dated as of the date hereof
      -------
(as such agreement may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement") by and among Agent, the Lenders, KFI Holding
              ----------------
Corporation, a Delaware corporation (the "Borrower"), Klearfold, Inc., a
                                          --------
Pennsylvania corporation (the "Company") and AGI Incorporated, an Illinois
                               -------
corporation. Each term used but not otherwise defined herein shall have the meaning ascribed to it by the Credit Agreement.


                             W I T N E S S E T H:
                             - - - - - - - - - -

          WHEREAS, Mellon has established that certain Irrevocable Letter of Credit No. S854302 dated as of August 21, 1997 in the amount of $4,078,440.00 (the "Mellon L/C"), for the account of Klearfold, Inc. (the "Company"), in favor
      ----------                                             -------
of Mellon, as trustee (the "Trustee") under the Indenture of Trust dated as of
                            -------
August 1, 1997 between the Trustee and the Bucks County Industrial Development Authority pursuant to which certain bonds (the "Bonds") were issued;
                                                -----

          WHEREAS, in connection with the issuance of the Mellon L/C, Mellon in its capacity as letter of credit issuer and the Company entered into that certain Letter of Credit and Reimbursement Agreement dated as of August 1, 1997 (the "Reimbursement Agreement");
      -----------------------

          WHEREAS, in connection with the transactions contemplated under the Credit Agreement, Bank of America has established a letter of credit dated of even date herewith in substantially the form of Exhibit A hereto in the amount
                                                ---------
of $4,064,440.00 for the account of the Company and in favor of Mellon (the "Backup L/C") in its capacity as letter of credit issuer which may be drawn upon
 ----------
by Mellon in the event that the Mellon L/C is drawn upon;

          NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Agreement, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Mellon and the Agent (on behalf of the Lenders) hereby agree as follows.

          1.   Subrogation.  Upon satisfaction and payment to Mellon of all of
               -----------
the Company's obligations under the Reimbursement Agreement (the "Payment
                                                                  -------
Date"), the Agent (on behalf of the Lenders) shall, with respect to any amounts drawn upon by Mellon pursuant to the Backup L/C, be subrogated to all of Mellon's right, title and interest in, to and under (i) the Reimbursement Agreement, (ii) any pledge agreement pledging the Bonds to Mellon and any Bonds pledged thereunder, and (iii) any other mortgages, deeds of trust, guarantees or other security documents in favor of Mellon or funds or trust accounts of any kind executed or created in connection with the Mellon L/C in favor of Mellon, and the Reimbursement Agreement and the other agreements with respect to the Bonds, including, but not limited to, any rights and remedies, if any, Mellon may have in regard to any collateral security granted by the Borrower, the Company or any other person or entity in connection with any of the foregoing.

          In furtherance of such subrogation rights, promptly following payment by Bank of America to Mellon of the full amount drawn under the Backup L/C, Mellon shall if requested by the Agent (a) assign to the Agent (on behalf of the Lenders) with respect to any payment made by Mellon and pursuant to documentation in form and substance reasonably acceptable to Agent and Mellon, all of its right, title and interest in, to and under any pledge agreement, any Bonds, any mortgages and all other ancillary loan and/or security agreements and instruments executed by or in favor of Mellon in connection with the Mellon L/C, including, without limitation, of all the agreements set forth on Exhibit B
                                                                  ---------
hereto (the "Mellon Security Agreements") and (b) shall not thereafter release
             --------------------------
any Bonds pledged to Mellon unless it receives the prior written consent of the Agent. Any such Assignment shall be without any representation or warranty by Mellon and without recourse to Mellon.

          2.   Back-up Letter of Credit.  Agent agrees that as of the date
               ------------------------
hereof it shall deliver to Mellon a fully executed and effective Backup L/C which was issued by Bank of America National Trust & Savings Association on the date hereof.

          3.   Mellon Letter of Credit.  Mellon hereby agrees that unless it has
               -----------------------
received the prior written consent of Agent or has attempted to draw against the Backup L/C pursuant to conforming drawing certificates under such Backup L/C (and Bank of America has failed to honor such draw) it shall not take any action of any kind against any collateral or other property pledged or mortgaged to it by the Borrower, the Company or in which it has been granted a security interest, pursuant to any of the Mellon Security Agreements. Mellon further agrees that if it draws against the Backup L/C due to the fact that the Backup L/C will expire and no substitute L/C has been provided (all as more fully described as one of the drawing conditions in the Backup L/C), then Mellon agrees to hold all funds received under the Backup L/C solely as cash collateral for its obligations under the Mellon L/C and to promptly after making such drawing send written notice to the Trustee of the holders of the Bonds notifying the Trustee that a default has occurred under the Reimbursement Agreement and requesting the Trustee to make a drawing under the Mellon L/C.

          4.   Reinstatement of L/C Amounts; Amendment of Mellon Documents.  (a)
               -----------------------------------------------------------
Mellon will not agree to reinstate any amounts drawn on the Mellon L/C without the prior written consent of Agent, except for interest draws to the extent the amount so drawn has been repaid to Mellon in cash by the Company or, the Agent or the Lenders, and will take all steps necessary to ensure that no such reinstatement shall occur thereunder including without limitation, providing appropriate notices to the Trustee or otherwise in accordance with the Mellon L/C.

          (b) Mellon and the Company have entered into an amendment to the Reimbursement Agreement (and the other documents in connection therewith) in substantially the form of Exhibit C hereto, and agree that they will not further
                          ---------
amend the Reimbursement Agreement, or the other documents in connection therewith in any material respect without the prior written consent of Agent.

          (c) Notwithstanding anything herein to the contrary, Mellon will not be required to take any action in contravention of its obligations under the Bond Documents (as such term is defined in the Reimbursement Agreement).

          5.   Default Waiver.  Mellon hereby waives any defaults or breaches
               --------------
existing as of the date hereof under the Reimbursement Agreement (and the other documents in connection therewith), and acknowledges that the fact that the Borrower and the Company have entered into the Credit Agreement and the other documents in connection therewith or granted to Agent, on behalf of the Lenders, a security interest in and lien upon substantially all their properties and assets shall not constitute a default or breach under the Reimbursement Agreement, the Mellon Security Agreements (or the other documents in connection therewith).

          6.   Indemnity.  Agent hereby agrees to indemnify Mellon for any
               ---------
liability, claims or expenses incurred by Mellon as a direct result of (i) Mellon following the written instructions of Agent or (ii) any actions taken by Agent in its capacity as a subrogee of Mellon under this Agreement; provided, however, no indemnity will exist under this Section 6 for liabilities, claims or
                                            ---------
expenses caused by the gross negligence or willful misconduct of Mellon, or any agent, employee or representative of Mellon.

          7.   Successors and Assigns.  This Agreement shall be binding upon the
               ----------------------
parties hereto and their successors and assigns, but cannot be assigned without the prior written consent of all parties hereto.

          8.   Severability. The illegality or unenforceability of any provision
               ------------
of this Agreement shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement.

          9.   Governing Law. THIS AGREEMENT SHALL BE INTERPRETED AND THE RIGHTS
               -------------
AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAWS PROVISIONS) OF THE COMMONWEALTH OF PENNSYLVANIA.

          10.  Counterparts; Headings.  This Agreement may be executed in any
               ----------------------
number of counterparts, and by the Agent, the Company, the Borrower, and Mellon in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement. The headings and section titles to the various paragraphs of this Agreement are only for the convenience of the reader, and shall have no substantive effect or meaning of any kind in interpreting the terms of this Agreement.

          11.  Release.  The Company, the Borrower and the Agent and IMPAC
               -------
Group, Inc. hereby agree that Mellon is released from and shall not be liable to either of them in connection with Mellon's performance of its obligations under this Agreement or from following the written instructions of Agent given pursuant hereto.

          12.  Capacity. Mellon is executing this Agreement solely in its
               --------
capacity as issuer of the Mellon L/C and not as Trustee. This Agreement shall not affect the rights or obligations of Mellon as Trustee.

                           (Signature Page Follows)

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized officers on the date first written above.

                                     MELLON BANK, N.A.,
                                     in its capacity as issuer of the Mellon L/C


                                     By: Signature Illegible
                                         --------------------------------------
                                     Name:
                                          -------------------------------------
                                     Its: Vice President
                                         --------------------------------------



                                     BANK OF AMERICA NATIONAL TRUST & SAVINGS
                                     ASSOCIATION, as Agent on behalf of the
                                     Lenders


                                     By: /s/ David A. Johanson
                                         --------------------------------------
                                     Name: David A. Johanson
                                          -------------------------------------
                                     Its: Vice President
                                         --------------------------------------


ACKNOWLEDGED AND AGREED TO:

KLEARFOLD, INC.


By: /s/ Richard Block
   ------------------------------
Name: Richard Block
     ----------------------------
Its: President
     ----------------------------



IMPAC GROUP, INC.


By: /s/ Richard Block
   ------------------------------
Name: Richard Block
     ----------------------------
Its: President
     ----------------------------

                                   EXHIBIT A
                                   ---------

                         Form of BofA Letter of Credit

                                   EXHIBIT B
                                   ---------

                              Security Documents

                             [Mellon to complete]

                                   EXHIBIT C
                                   ---------

                 Form of Amendment to Reimbursement Agreement